Exhibit 99.1

WATTS WATER TECHNOLOGIES, INC. AND SUBSIDIARIES

RETROSPECTIVE REVISION

OF SEGMENT INFORMATION FOR 2016 AND 2015

(Amounts in millions)

(Unaudited)

Net Sales

	For the Quarter Ended				Year Ended
	April 3, 2016	July 3, 2016	October 2, 2016	December 31, 2016	December 31, 2016	December 31, 2015

Americas	$222.3	$239.5	$215.8	$223.3	$900.9	$978.5
Europe	108.3	114.3	107.0	$101.7	431.3	436.0
APMEA	13.6	17.3	18.3	$17.0	66.2	53.2
Total	$344.2	$371.1	$341.1	$342.0	$1,398.4	$1,467.7

GAAP Operating Income (Loss)

	For the Quarter Ended				Year Ended
	April 3, 2016	July 3, 2016	October 2, 2016	December 31, 2016	December 31, 2016	December 31, 2015

Americas	$28.1	$35.4	$32.2	$31.4	$127.1	$109.9
Europe	9.8	10.2	12.3	$7.7	40.0	(99.6)
APMEA	1.7	9.8	1.6	$2.0	15.1	0.5
Corporate	(8.4)	(9.7)	(9.6)	$(9.5)	(37.2)	(100.9)
Total	$31.2	$45.7	$36.5	$31.6	$145.0	$(90.1)

Adjusted Operating Income (Loss)

	For the Quarter Ended				Year Ended
	April 3, 2016	July 3, 2016	October 2, 2016	December 31, 2016	December 31, 2016	December 31, 2015

Americas	$33.0	$39.5	$36.3	$34.2	$143.0	$135.7
Europe	10.2	12.8	12.7	$8.9	44.6	40.0
APMEA	2.4	1.6	2.1	$2.0	8.1	6.5
Corporate	(8.3)	(9.8)	(9.7)	$(7.9)	(35.7)	(33.8)
Total	$37.3	$44.1	$41.4	$37.2	$160.0	$148.4

Note: The tables contains a retrospective revision of the quarterly, year-to-date, and annual operating results by operating segment of the Company for 2016 and the annual operating results by operating segment for 2015 to reflect the change in composition of reportable segments moving Watts Middle East FZE out of Europe and into APMEA.  Note the four quarters may not sum to full year due to rounding.

RECONCILIATION OF GAAP “AS REPORTED” TO THE “ADJUSTED” NON-GAAP

EXCLUDING THE EFFECT OF ADJUSTMENTS FOR SPECIAL ITEMS

(Amounts in millions)

(Unaudited)

	First Quarter Ended					Second Quarter Ended
	April 3, 2016					July 3, 2016
	Americas	Europe	APMEA	Corporate	Total	Americas	Europe	APMEA	Corporate	Total

Net sales	$222.3	108.3	13.6	—	344.2	$239.5	114.3	17.3	—	371.1

Operating income (loss) - as reported	$28.1	9.8	1.7	(8.4)	31.2	$35.4	10.2	9.8	(9.7)	45.7
Operating margin %	12.6%	9.0%	12.5%		9.1%	14.8%	8.9%	56.6%		12.3%

Adjustments for special items	$4.9	0.4	0.7	0.1	6.1	$4.1	2.6	(8.2)	(0.1)	(1.6)

Operating income (loss) - as adjusted	$33.0	10.2	2.4	(8.3)	37.3	$39.5	12.8	1.6	(9.8)	44.1
Adjusted operating margin %	14.8%	9.4%	17.6%		10.8%	16.5%	11.2%	9.2%		11.9%

	Third Quarter Ended					Fourth Quarter Ended
	October 2, 2016					December 31, 2016
	Americas	Europe	APMEA	Corporate	Total	Americas	Europe	APMEA	Corporate	Total

Net sales	$215.8	107.0	18.3	—	341.1	$223.3	101.7	17.0	—	342.0

Operating income (loss) - as reported	$32.2	12.3	1.6	(9.6)	36.5	$31.4	7.7	2.0	(9.5)	31.6
Operating margin %	14.9%	11.5%	8.7%		10.7%	14.1%	7.6%	11.8%		9.2%

Adjustments for special items	$4.1	0.4	0.5	(0.1)	4.9	$2.8	1.2	—	1.6	5.6

Operating income (loss) - as adjusted	$36.3	12.7	2.1	(9.7)	41.4	$34.2	8.9	2.0	(7.9)	37.2
Adjusted operating margin %	16.8%	11.9%	11.5%		12.1%	15.3%	8.8%	11.8%		10.9%

	Year Ended					Year Ended
	December 31, 2016					December 31, 2015
	Americas	Europe	APMEA	Corporate	Total	Americas	Europe	APMEA	Corporate	Total

Net sales	$900.9	431.3	66.2	—	1,398.4	$978.5	436.0	53.2	—	1,467.7

Operating income (loss) - as reported	$127.1	40.0	15.1	(37.2)	145.0	$109.9	(99.6)	0.5	(100.9)	(90.1)
Operating margin %	14.1%	9.3%	22.8%		10.4%	11.2%	-22.8%	0.9%		-6.1%

Adjustments for special items	$15.9	4.6	(7.0)	1.5	15.0	$25.8	139.6	6.0	67.1	238.5

Operating income (loss) - as adjusted	$143.0	44.6	8.1	(35.7)	160.0	$135.7	40.0	6.5	(33.8)	148.4
Adjusted operating margin %	15.9%	10.3%	12.2%		11.4%	13.9%	9.2%	12.2%		10.1%

Note: The tables contains a retrospective revision of the quarterly, year-to-date, and annual operating results by operating segment of the Company for 2016 and the annual operating results by operating segment for 2015 to reflect the change in composition of reportable segments moving Watts Middle East FZE out of Europe and into APMEA.  Note the four quarters may not sum to full year due to rounding.